June 9, 2009

DREYFUS INVESTMENT GRADE FUNDS, INC. - DREYFUS YIELD ADVANTAGE FUND

Supplement to Prospectus dated December 1, 2008

     The Board of Directors of Dreyfus Investment Grade Funds, Inc. has approved the liquidation of DreyfusYield Advantage Fund (the “Fund”), effective on or about July 29, 2009 (the “Liquidation Date”). Accordingly, effective on or about July 9, 2009, no new or subsequent investments in the Fund will be permitted, except that participants in group retirement plans (and their successor plans) will continue to be able to invest in the Fund, if the Fund was established as an investment option under the plans before July 9, 2009.

     In addition, effective on or about June 22, 2009, the contingent deferred sales charge applicable to redemptions of Class B shares of the Fund will be waived on any redemption of such Fund shares.

     Fund shares held on the Liquidation Date in Dreyfus- sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus- sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “Money Market Fund”) to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.

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